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                                                                    Exhibit 10.4

                                                                  EXECUTION COPY

                  AMENDED AND RESTATED INTERCREDITOR AGREEMENT

          This AMENDED AND RESTATED INTERCREDITOR AGREEMENT (this "Agreement") is made as of this 6th day of June, 2006 among CITICORP USA, INC., as Receivables Agent (as defined below), CITICORP USA, INC., as Bank Agent (as defined below), U.S. BANK TRUST NATIONAL ASSOCIATION, as Collateral Trustee (as defined below), POLYONE CORPORATION, an Ohio corporation ("PolyOne" or "Grantor"), and POLYONE FUNDING CORPORATION, a Delaware corporation ("PolyOne Funding"), and each of the other PolyOne Entities (as defined below) that becomes a party hereto pursuant to Section 4.3.

                             PRELIMINARY STATEMENTS

          A. Pursuant to the Receivables Sale Agreement (as defined below), each Originator (as defined below) has agreed to sell, transfer and assign to PolyOne Funding, and PolyOne Funding has agreed to purchase from each Originator, all right, title and interest of such Originator in the Pool Receivables and Related Security relating thereto and all Collections thereof now existing or hereafter created (each as defined below).

          B. Pursuant to that certain Receivables Purchase Agreement (as defined below), PolyOne Funding has sold, transferred and assigned, and may from time to time hereafter sell, transfer and assign to the purchasers party thereto (the "Purchasers"), Receivables Interests (as defined in the Receivables Purchase Agreement) in all Pool Receivables, Related Security and Collections (each as defined in the Receivables Purchase Agreement).

          C. Pursuant to that certain Bank Agreement (as defined below), PolyOne shall have guaranteed to each Beneficiary (as defined below) and its successors, transferees and assigns the due and punctual payment and performance of the Guaranteed Obligations (as defined below) and in connection therewith and pursuant to the Bank Collateral Documents (as defined below) PolyOne has granted to the Collateral Trustee, as security for its obligations under the Bank Documents (as defined below), a security interest in the Bank Collateral (as defined below).

          D. The Geon Company, a Delaware corporation and predecessor in interest to the Grantor ("Geon"), has made a guarantee dated as of December 22, 1997 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "Sunbelt Guarantee") in favor of each of the holders of the Guaranteed Secured Senior Notes due 2017, Series G (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "Sunbelt Notes") issued by Sunbelt Cholor Alkali Partnership pursuant to the Note Purchase Agreements, each dated December 22, 1997 between Sunbelt and the respective purchasers of the Sunbelt Notes.

          E. The Grantor has issued (i) 7 1/2% Debentures due 2015 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "Geon Debentures") pursuant to that certain Indenture dated as of December 1, 1995 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "Geon Indenture"), (ii) 8 7/8% Senior Notes due 2012 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may

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hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "2002 PolyOne Notes") pursuant to that certain Indenture dated as of April 23, 2002 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "2002 PolyOne Indenture") and (iii) 10 5/8% Senior Notes due 2010 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "2003 PolyOne Notes") pursuant to that certain Indenture dated as of May 6, 2003 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "2003 PolyOne Indenture").

          F. The Sunbelt Guarantee, the Sunbelt Notes, the Geon Indenture, the Geon Debentures, the 2002 PolyOne Indenture, the 2002 PolyOne Notes, the 2003 PolyOne Indenture and the 2003 PolyOne Notes, and each agreement and instrument delivered by the Grantor pursuant to any of the foregoing, as the same may be supplemented, amended or modified from time to time in accordance with the provisions thereof, are collectively referred to herein as the "Existing Indebtedness Agreements". Pursuant to the Sunbelt Guarantee, the Geon Indenture, the 2002 PolyOne Indenture and the 2003 PolyOne Indenture, the Grantor has agreed not to incur, and not to permit certain of its Subsidiaries to incur, certain Liens (as therein defined) upon certain of its property or assets to secure certain indebtedness without making effective provision whereby the obligations under the Existing Indebtedness Agreements shall be secured equally and ratably with the indebtedness secured by such Liens.

          G. Concurrently with the execution of this Agreement, the Grantor is entering into a Guarantee and Agreement, dated as of June 6, 2006 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Bank Agreement"), with each of the financial institutions party thereto, as beneficiary (collectively, the "Beneficiaries"), and Citicorp USA, Inc., as administrative agent for the Beneficiaries thereunder (together with any successor administrative agent appointed pursuant to Article VII of the Bank Agreement, the "Bank Agent").

          H. Concurrently with the execution of this Agreement, the Grantor is entering into a second amendment and restatement of that certain Amended and Restated Security Agreement, dated as of May 6, 2003, from the Grantor to the Collateral Trustee or its predecessor, as corporate trustee, and Angelita Pena, an individual residing in the State of New Jersey, or her predecessor, in each case not in an individual capacity but as individual trustee (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Bank Security Agreement").

          I. Concurrently with the execution of this Agreement, the Grantor is entering into an amendment and restatement of that certain Collateral Trust Agreement, dated as of May 6, 2003, among the Grantor and the Collateral Trustee or its predecessor, as corporate trustee, and Angelita Pena, an individual residing in the State of New Jersey, or her predecessor, in each case not in an individual capacity but as individual trustee (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Collateral Trust Agreement").

          J. The Grantor has entered into that certain Intercreditor Agreement, dated as of May 6, 2003 (as amended to, but not including the date hereof, the "Existing Intercreditor Agreement"), with the Bank Agent, the Collateral Trustee or its predecessor, as corporate trustee, and Angelita Pena, an individual residing in the State of New Jersey, or her predecessor, in each case not in an individual capacity but as individual trustee, PolyOne Engineered Films, Inc. and PolyOne Funding, pursuant to which the parties thereto have agreed to certain matters with respect to, inter alia, the grant of security interests under the Bank Security Agreement.


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          K. This Agreement, the Collateral Trust Agreement, the Bank Security
Agreement, each Successor Collateral Agreement (as defined below), and each other agreement entered into by the Collateral Trustee at the direction of the Required Representatives (as defined below), are collectively referred to herein as the "Shared Collateral Documents". The Shared Collateral Documents are intended to secure the Existing Indebtedness Agreements, to the extent required to comply with the provisions of the Existing Indebtedness Agreements, and the Guarantee and Agreement and it is a condition to the occurrence of the Effective Date under the Guarantee and Agreement that the Grantor shall have granted to the Collateral Trustee the pledge and assignment of, and the lien and security interest in, certain property and assets of the Grantor pursuant to the Shared Collateral Documents.

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed to amend and restate the Existing Intercreditor Agreement as follows:

                                   ARTICLE I.
                                  DEFINITIONS.

          1.1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Adverse Claim" means, with respect to any asset or property, any lien, security interest, charge, pledge, encumbrance or other right or claim in, of, on or in respect of such asset or property.

          "Agent" means the Collateral Trustee or the Receivables Agent, as applicable, and "Agents" means the Collateral Trustee and the Receivables Agent.

          "Bank Agent" has the meaning given to such term in the Preliminary Statements hereto.

          "Bank Agreement" shall mean the Guarantee and Agreement, dated as of June 6, 2006, among the Grantor, the Bank Agent and the Beneficiaries, as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time at the option of the parties thereto and any other agreements pursuant to which any of the indebtedness, commitments, obligations, costs, expenses, fees, reimbursements and other indemnities payable or owing thereunder may be refinanced, restructured, renewed, extended, refunded or replaced (as any such other agreements may from time to time at the option of the parties thereto be amended, amended and restated, supplemented, renewed or otherwise modified).

          "Bank Claims" shall mean all obligations outstanding under one or more of the Bank Documents and all extensions of credit by one or more Banks under any financing under section 364 of the Bankruptcy Code or any arrangement for use of cash collateral of the Banks under section 363 of the Bankruptcy Code (the terms of which are consented to by the Bank Agent in its capacity as such). "Bank Claims" shall include all interest accrued or accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the Bank Agreement, or any Existing Indebtedness Agreement, as applicable, whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding. To the extent any payment with respect to the Bank Claims (whether by or on behalf of any PolyOne Entity, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof


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originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

          "Bank Collateral" has the meaning given to "Collateral" in the Bank Agreement.

          "Bank Collateral Documents" has the meaning given to "Collateral Documents" in the Bank Agreement.

          "Bank Documents" shall mean the Bank Agreement, the Bank Collateral Documents, the Existing Indebtedness Agreements, all other documents evidencing or creating any Bank Claims, and all documents and instruments delivered in connection with or pursuant thereto or under which an Adverse Claim is granted or purported to be granted as security for any of the Bank Claims or under which rights or remedies with respect to any of the foregoing are governed, as any such document or instrument may from time to time be amended, renewed, restated, supplemented or otherwise modified. Bank Documents shall include any interim and final orders, agreements and arrangements relating to use of cash collateral of the Banks in any Insolvency or Liquidation Proceeding. Notwithstanding anything contained herein, Bank Documents shall not include any Subject Agreement.

          "Bank Security Agreement" has the meaning given to such term in the Preliminary Statements hereto.

          "Bank Transaction Documents" has the meaning given to "Transaction Documents" in the Bank Agreement.

          "Bankruptcy Code" means the United States Bankruptcy Code, 11 U.S.C. Sections 101 et seq., as amended.

          "Banks" means the Collateral Trustee, the Beneficiaries (as defined in the Bank Agreement) and each other holder of a Bank Claim.

          "Beneficiaries" has the meaning given to such term in the Preliminary Statements hereto.

          "Collateral Trust Agreement" has the meaning given to such term in the Preliminary Statements hereto.

          "Collateral Trustee" shall mean U.S. Bank Trust National Association, in its capacity as the collateral trustee appointed pursuant to the Collateral Trust Agreement, and in addition shall include any successor thereto exercising substantially the same rights and powers.

          "Collection Account" means each concentration account, depository account, lock-box account or similar account in which any Collections are collected or deposited and which are set forth on Schedule A hereto or have otherwise been identified to and consented to by the Collateral Trustee or the Bank Agent as a "Collection Account."

          "Collections" means, with respect to any Pool Receivable, all cash collections and other cash proceeds of such Pool Receivable, including, without limitation, (i) all cash proceeds of the Related Security with respect to such Pool Receivable and (ii) any Collections of such Pool Receivable deemed to have been received, and actually paid, pursuant to Section 2.09(a) of the Receivables Purchase Agreement.


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          "Contract" means an agreement between any Originator and an Obligor in any written form acceptable to such Originator, or in the case of any open account agreement as evidenced by one of the forms of invoices set forth on
Schedule IV to the Receivables Purchase Agreement or otherwise approved by the Receivables Agent from time to time (which approval shall not be unreasonably withheld), pursuant to or under which such Obligor shall be obligated to pay for goods or services from time to time.

          "Enforcement" means, collectively or individually, for (i) the Receivables Agent to declare an Event of Termination to have occurred under the Receivables Documents (or upon the automatic occurrence of an Event of Termination under the Receivables Documents) and to terminate (or upon the automatic termination of) the Commitments (as defined in the Receivables Purchase Agreement); and/or (ii) the Banks, the Bank Agent and/or a Collateral Trustee to demand payment in full of or to accelerate the indebtedness of PolyOne to the Banks under the Bank Documents.

          "Event of Default" has the meaning given to such term in the Bank Agreement.

          "Event of Termination" has the meaning given to such term in the Receivables Purchase Agreement.

          "Existing Indebtedness Agreements" has the meaning given to such term in the Preliminary Statements hereto.

          "Existing Intercreditor Agreement" has the meaning given to such term in the Preliminary Statements hereto.

          "Geon" has the meaning given to such term in the Preliminary Statements hereto.

          "Geon Debentures" has the meaning given to such term in the Preliminary Statements hereto.

          "Geon Indenture" has the meaning given to such term in the Preliminary Statements hereto.

          "Guaranteed Obligations" has the meaning given to such term in the Bank Agreement.

          "Insolvency or Liquidation Proceeding" shall mean, with respect to any Person (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to such Person, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding or with respect to such Person's assets, (c) any liquidation, dissolution, reorganization or winding up of such Person whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of such Person.

          "Lock-Box" means each locked postal box with respect to which a bank who holds a Collection Account has been granted exclusive access for the purpose of retrieving and processing payments made on the Pool Receivables.

          "Obligor" means a Person obligated to make payments pursuant to a Contract.


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          "Originator" means each of the PolyOne Entities in its capacity as an
"Originator" (as defined in the Receivables Sale Agreement) and each other subsidiary of PolyOne that becomes an "Originator" under the Receivables Sale Agreement.

          "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "PolyOne Entity" means PolyOne and each other subsidiary of PolyOne that has any obligation to any party under either the Receivables Documents or the Bank Documents, other than PolyOne Funding.

          "PolyOne Funding Claim" means all obligations of the PolyOne Entities to PolyOne Funding arising either directly or indirectly under the Receivables Documents, including, but not limited to, all rights of PolyOne Funding to receive the Collections of the Receivables, all recourse claims of PolyOne Funding under the Receivables Documents, all reimbursement and indemnity claims of PolyOne Funding under the Receivables Documents and any costs of collection or enforcement. "PolyOne Funding Claims" shall include all interest and other amounts accrued or accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding of any PolyOne Entity, accrue) after the commencement of an Insolvency or Liquidation Proceeding of any PolyOne Entity in accordance with and at the rate specified in the Receivables Sale Agreement whether or not the claim for such interest or other amounts is allowed as a claim in such Insolvency or Liquidation Proceeding. To the extent any payment with respect to the PolyOne Funding Claims (whether by or on behalf of any PolyOne Entity, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

          "Pool Receivable" means any Receivable in respect of which the Obligor is a Designated Obligor (as defined in the Receivables Purchase Agreement) or, as to any Receivable in existence on such date, was a Designated Obligor on the date of the initial creation of an interest in such Receivable under the Receivables Purchase Agreement.

          "Post-Default Property" means all (i) now owned or hereafter existing Receivables of any PolyOne Entity or PolyOne Funding, (ii) the Related Security and all cash collections and other cash proceeds of such Receivable, including, without limitation, all cash proceeds of the Related Security with respect to such Receivable, (iii) the Lock-Boxes and the Collection Accounts and (iv) all proceeds of any of the foregoing, in each case generated after an Event of Termination or an Event of Default; provided, however, that "Post-Default Property" shall not include proceeds of inventory that is Bank Collateral realized by the Banks or a Collateral Trustee or the Bank Agent pursuant to a foreclosure action following Enforcement under a Bank Document.

          "Purchasers" has the meaning given to it in the recitals to this Agreement.

          "Purchase Termination Date" means the date on which conveyances of Receivables (or interests therein) terminate under the terms of the Receivables Sale Agreement.

          "Purchased Property" means (i) now owned or hereafter existing Purchased Receivables, (ii) the Related Security and Collections related to such Purchased Receivables, (iii) the Lock-Boxes and the Collection Accounts, and
(iv) all proceeds of any of the foregoing.


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          "Purchased Receivables" means all Receivables sold or conveyed (or purported to have been sold or conveyed) by any PolyOne Entity to PolyOne Funding under the Receivables Sale Agreement, including, without limitation, all Receivables arising from time to time on or prior to the Purchase Termination Date.

          "Purchaser Claim" shall mean all obligations outstanding under one or more of the Receivables Documents and all extensions of credit under any financing by one or more Purchasers under section 364 of the Bankruptcy Code or any arrangement for use of cash collateral of the Purchasers under section 363 of the Bankruptcy Code (the terms of which are consented to by the Receivables Agent in its capacity as such). "Receivables Claims" shall include all yield accrued or accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the Receivables Purchase Agreement whether or not the claim for such yield is allowed as a claim in such Insolvency or Liquidation Proceeding. To the extent any payment with respect to the Purchaser Claims (whether by or on behalf of any PolyOne Entity, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

          "Receivable" means the indebtedness (whether constituting accounts or general intangibles or chattel paper or otherwise) of any Obligor under a Contract, and includes the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto.

          "Receivables Agent" shall mean Citicorp USA, Inc., in its capacity as the administrative agent under the Receivables Purchase Agreement, and in addition shall include the then acting administrative agent for the Purchasers (or if there is more than one administrative agent under the Receivables Purchase Agreement, a majority of them) and any successor thereto exercising substantially the same rights and powers, or if there is no acting administrative agent under the Receivables Purchase Agreement, the Required Purchasers (as defined in the Receivables Purchase Agreement).

          "Receivables Documents" means the Receivables Purchase Agreement, the Receivables Sale Agreement, and any other instruments, documents or agreements executed by (i) any PolyOne Entity and delivered to PolyOne Funding, or (ii) PolyOne Funding and delivered to the Purchasers or the Receivables Agent, in each case pursuant to or in connection with the purchase and sale transactions contemplated therein, as any of the same may be amended, supplemented, modified or restated from time to time. Receivables Documents shall include any interim and final orders, agreements and arrangements relating to use of cash collateral of the Receivables Agent or the Purchasers in any Insolvency or Liquidation Proceeding.

          "Receivables Purchase Agreement" means that receivables purchase agreement dated as of May 6, 2003 among PolyOne Funding, PolyOne, as servicer, the financial institutions parties thereto as purchasers and issuing banks (the "Purchasers") and the Receivables Agent, as agent for the Purchasers as amended, restated, supplemented or otherwise modified from time to time at the option of the parties thereto, together with any other agreements pursuant to which any of the indebtedness, commitments, obligations, costs, expenses, fees, reimbursements and other indemnities payable or owing thereunder may be refinanced, restructured, renewed, extended, refunded or replaced (as any such other agreements may from time to time at the option of the parties thereto be amended, amended and restated, supplemented, renewed or otherwise modified).

          "Receivables Sale Agreement" means that receivables sale agreement dated as of May 6, 2003 among each of the Originators, as sellers and PolyOne Funding, as buyer, as amended, restated,


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supplemented or otherwise modified from time to time at the option of the parties thereto, together with any other agreements pursuant to which any of the indebtedness, commitments, obligations, costs, expenses, fees, reimbursements and other indemnities payable or owing thereunder may be refinanced, restructured, renewed, extended, refunded or replaced (as any such other agreements may from time to time at the option of the parties thereto be amended, amended and restated, supplemented, renewed or otherwise modified).

          "Records" means, with respect to any Receivable, all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) relating to such Receivable and the related Obligor.

          "Related Security" means with respect to any Receivable:

          (i) all of PolyOne Funding's interest in the goods (including, after an Event of Default or an Event of Termination, all Returned Goods), if any, relating to the sale which gave rise to such Receivable;

          (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements signed or authenticated by an Obligor describing any collateral securing such Receivable;

          (iii) all letter of credit rights, guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment or settlement of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise;

          (iv) all Records relating to such Receivable; and

          (v) all of PolyOne Funding's right, title and interest in and to the following: the Receivables Sale Agreement, including, without limitation,
     (i) all rights to receive moneys due and to become due under or pursuant to the Receivables Sale Agreement, (ii) all rights to receive proceeds of any indemnity, warranty or guaranty with respect to the Receivables Sale Agreement, (iii) claims for damages arising out of or for breach of or default under the Receivables Sale Agreement, and (iv) the right to perform under the Receivables Sale Agreement and to compel performance and otherwise exercise all remedies thereunder, and

          (vi) all proceeds of any and all of the foregoing (including, without limitation, proceeds which constitute property of the types described in clause (v)).

          "Required Representatives" has the meaning given to such term in the Collateral Trust Agreement.

          "Returned Goods" means all right, title and interest of any Originator (or PolyOne Funding and/or the Purchasers, as applicable) in and to returned, repossessed or foreclosed goods and/or merchandise the sale, transfer and/or delivery of which has given rise to any Purchased Receivable.

          "Shared Collateral Documents" has the meaning given to such term in the Preliminary Statements hereto.


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          "Subordinated Notes" means those certain Subordinated Notes dated as of May 6, 2003 evidencing the obligation of PolyOne Funding to pay the Originators the sums described therein pursuant to the terms thereof, as the same may be amended, restated, supplemented, replaced or refinanced or otherwise modified from time to time.

          "Successor Collateral Document" has the meaning given to such term in the Collateral Trust Agreement.

          "Sunbelt Guarantee" has the meaning given to such term in the Preliminary Statements hereto.

          "Sunbelt Notes" has the meaning given to such term in the Preliminary Statements hereto.

          "UCC" means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction.

          "Unsold Receivables" means any Receivables other than Purchased Receivables. As of the date of this Agreement there are no Unsold Receivables.

          "2002 PolyOne Indenture" has the meaning given to such term in the Preliminary Statements hereto.

          "2002 PolyOne Notes" has the meaning given to such term in the Preliminary Statements hereto.

          "2003 PolyOne Indenture" has the meaning given to such term in the Preliminary Statements hereto.

          "2003 PolyOne Notes" has the meaning given to such term in the Preliminary Statements hereto.

                                   ARTICLE II.
                            INTERCREDITOR PROVISIONS.

          2.1. Purchased Property.

          (a) Subject to Section 2.13(e) below, irrespective of the time, order, manner or method of creation, attachment or perfection of the respective security interests and/or liens granted to the Receivables Agent or the Collateral Trustee in or on any or all of the property or assets of a PolyOne Entity or PolyOne Funding, the time or manner of the filing of their respective financing statements, whether the Receivables Agent or the Collateral Trustee or any bailee or agent thereof holds possession of any or all of the property or assets of the PolyOne Entities or PolyOne Funding, the dating, execution or delivery of any agreement, document or instrument granting the Receivables Agent, the Bank Agent or the Collateral Trustee security interests and/or liens in or on any or all of the property or assets of the PolyOne Entities or PolyOne Funding, the giving or failure to give notice of the acquisition or expected acquisition of any purchase money or other security interests, any provision of the Bank Documents or the Receivables Documents and any provision of the UCC or any other applicable law to the contrary, the Receivables Agent, on the one hand and the Bank Agent and the Collateral Trustee, on the other hand, hereby acknowledge and agree that:


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          (i) neither the Collateral Trustee, the Bank Agent nor any Bank shall at any time ask, demand, sue for, take, hold or receive from PolyOne Funding or any Originator any Adverse Claim in, to or against any of the Purchased Property;

          (ii) to the extent that the Collateral Trustee, the Bank Agent or any Bank now has or hereafter obtains any Adverse Claim in, to or against any of the Purchased Property, such Adverse Claim is hereby released, waived and terminated;

          (iii) if any Purchased Property shall be created or arise upon the sale, purported sale, assignment or other transfer by any Originator of any Bank Collateral (or any asset or interest in property shall otherwise become Purchased Property), any Adverse Claim in favor of the Collateral Trustee, the Bank Agent or any Bank that would otherwise then exist or arise in respect of such Purchased Property shall immediately thereupon, automatically and without any further action on the part of any Person, cease to exist and be released and extinguished, with the effect that at no time shall the Collateral Trustee, the Bank Agent or any Bank have any Adverse Claim in such Purchased Property;

          (iv) the Bank Agent and the Collateral Trustee each agrees that: (A) it shall not have any security interest in, lien upon or interest in any Post-Default Property, (B) none of them shall at any time ask, demand, sue for, take or receive from any PolyOne Entity any Adverse Claim in, to or against any Post Default Property and (C) to the extent that the Bank Agent or the Collateral Trustee now has any Adverse Claim in, to or against any Post-Default Property, such Adverse Claim is hereby released, waived and terminated; and

          (v) except for their interests from time to time existing in the Purchased Property and rights of access to and use of Bank Collateral pursuant to Section 2.4, the Receivables Agent agrees that: (A) it does not have and shall not have any security interest in, lien upon or interest in the Bank Collateral, (B) it shall not at any time ask, demand, sue for, take or receive from any PolyOne Entity any Adverse Claim in, to or against any of the Bank Collateral and (C) to the extent that the Receivables Agent or any Purchaser now has any Adverse Claim in, to or against any of the Bank Collateral, such Adverse Claim is hereby released, waived and terminated.

          (b) Nothing in this Section 2.1 shall be deemed to constitute a release by any the Bank Agent or the Collateral Trustee of:

          (i) any lien, claim, encumbrance or security interest the Collateral Trustee, the Bank Agent or any other Bank may have in the proceeds received by any Originator from PolyOne Funding for the sale of any of the Purchased Receivables or Related Security to PolyOne Funding, including, without limitation, cash payments made by PolyOne Funding under the Receivables Sale Agreement or under any Subordinated Note;

          (ii) any lien or security interest the Collateral Trustee, the Bank Agent or any other Bank may have in "inventory" (as defined in the UCC) of PolyOne at any time prior to the release and extinguishment thereof pursuant to Section 2.1(a)(iii) above;

          (iii) any lien, claim, encumbrance or security interest the Collateral Trustee, any Bank Agent or any other Bank may have in any Unsold Receivables and Related Security with respect to such Unsold Receivables, including, without limitation, Collections of Unsold Receivables which are at any time deposited in any Collection Account; or

          (iv) any lien, claim, encumbrance or security interest the Collateral Trustee, the Bank Agent or any other Bank may have against any interest of any Originator in Returned Goods which reattaches from and after the repurchase by an Originator from PolyOne Funding of any Receivables that shall have arisen upon the initial sale, assignment or other transfer of such Returned Goods to the applicable Obligor. If any goods of any Originator, the sale of which has given rise to a Purchased Receivable, are returned to or repossessed by such Originator, then, (x) all rights to such Returned Goods shall belong to PolyOne Funding and the Purchasers until payment by such Originator of all adjustments required on account thereof under the Receivables Sale Agreement and (y) upon payment by such Originator of such adjustments, PolyOne Funding's and the Purchasers' interest in such Returned Goods shall automatically and without further action cease to exist and be released and extinguished and such Returned Goods shall thereafter not constitute Purchased Property for purposes of this Agreement unless and until such Returned Goods have been resold so as to give rise to a new Receivable.

          (c) In the event that the Collateral Trustee, the Bank Agent or any Bank shall at any time have any Adverse Claim, directly or indirectly, on or in respect of, or shall come to hold or own any other interest in, any capital stock or other equity interest in PolyOne Funding, the parties hereto agree that
(i) neither the Collateral Trustee nor the Bank Agent nor such Bank shall transfer, assign, pledge or sell its interests in the capital stock or other equity interest in PolyOne Funding without the prior written consent of the Receivables Agent and (ii) neither the Collateral Trustee nor the Bank Agent nor such Bank shall cause or consent to (A) any amendment or other modification to the articles of incorporation, by-laws or other constitutional documents of PolyOne Funding without the prior written consent of the Receivables Agent or
(B) any failure of PolyOne Funding to perform or comply with any of the covenants of PolyOne Funding under the Receivables Documents.

          (d) The Bank Agent and the Collateral Trustee hereby acknowledges that the Subordinated Notes are subordinated to the prior payment in full of the Purchaser Claims as provided in the Subordinated Notes.

          (e) The provisions of this Section 2.1 shall be deemed to constitute subordination agreements within the meaning of Section 510(a) of the Bankruptcy Code.

          2.2. Returned Goods. Each PolyOne Entity acknowledges and agrees that following an Event of Default or an Event of Termination, Returned Goods shall not be commingled with any inventory of PolyOne. If any inventory of PolyOne has been commingled with Returned Goods in which PolyOne Funding or any Purchaser continues to have an interest, and the Collateral Trustee, the Bank Agent or any other Bank receives any proceeds on account of such inventory (whether by reason of sale or by reason of insurance payments on account thereof) prior to release of such interest of the Purchaser, then all proceeds of such inventory received by any Bank shall be paid to the Collateral Trustee and the Collateral Trustee shall, immediately upon receipt of such proceeds, pay to the Receivables Agent the proceeds of which are allocable to such Returned Goods for application against the PolyOne Funding Claim. Proceeds with respect to Returned Goods and other inventory shall be allocated, if necessary, based on the respective book values of such Returned Goods and other inventory and paid to the Receivables Agent and the Bank Agent or the Collateral Trustee accordingly.

          2.3. Proceeds of Purchased Property; Collections, Collection Accounts.

          (a) Each Originator, on the one hand and the Bank Agent and the Collateral Trustee, on the other hand, hereby agree that all Collections or other proceeds received on account of Purchased Property (including, without limitation, any Collections thereof of any type received directly by any Originator or deposited into any bank account of such Originator over which the Collateral Trustee, the

Bank Agent or any Bank has control) shall be paid or delivered to PolyOne Funding (or, if so notified in writing by the Receivables Agent, to the Receivables Agent) for application against the PolyOne Funding Claims.

          (b) For purposes of determining whether specific Collections have been received on account of Purchased Property or on account of Unsold Receivables, the parties hereto agree as follows:

          (i) All payments made by an Obligor which is obligated to make payments on Purchased Receivables but is not obligated to make any payments on Unsold Receivables shall be conclusively presumed to be payments on account of Purchased Receivables, and all payments made by an Obligor which is obligated to make payments on Unsold Receivables but is not obligated to make any payments on Purchased Receivables shall be conclusively presumed to be payments on account of Unsold Receivables.

          (ii) All payments made by an Obligor which is obligated to make payments with respect to both Purchased Receivables and Unsold Receivables shall be applied against the specific Receivables, if any, which are designated by such Obligor by reference to the applicable invoice as the Receivables with respect to which such payments should be applied. In the absence of such designation, such payments shall be applied against the oldest outstanding Receivables or portion thereof owed by such Obligor to the extent such oldest Receivable or portion thereof is not in dispute. The parties hereto hereby acknowledge that no liens, claims, encumbrances or security interests described in Section 2.1(b)(i), (b)(iii) or (b)(iv) exist as of the date of this Agreement.

          (c) Subject to the terms and conditions of this Section 2.3, the Receivables Agent agrees that, if the Collateral Trustee or the Bank Agent so requests from and after the earliest to occur of (i) the date the Purchaser Claims have been satisfied in full in cash and the Receivables Documents terminated, and (ii) the date on which all Purchased Property has been collected and/or written off as uncollectible and the Receivables Documents terminated, the Receivables Agent and the Purchasers shall (x) transfer ownership and control to the Collateral Trustee over any Collection Accounts into which Collections of Unsold Receivables have been or may be deposited and (y) to the extent consistent with applicable documentation, instruct the financial institutions maintaining such Collection Accounts to thereafter follow the instructions of the Collateral Trustee with respect to such Collection Accounts. Any such transfer shall be without representation, recourse or warranty of any kind on the part of the Receivables Agent or any Purchaser. Notwithstanding the foregoing, if any such transfer occurs prior to the date on which the Purchaser Claim has been satisfied in full, then (1) all Collections or other proceeds received on account of Purchased Property subsequently deposited into any Collection Account shall be delivered to the Receivables Agent for application as provided in Sections 2.3(a) and 2.3(b) and (2) the Collateral Trustee shall, if the Receivables Agent so requests, (A) notify any financial institution maintaining a Collection Account of the Receivables Agent's continuing interest, if any, in any Collections or other proceeds of Purchased Property which may be deposited in such Collection Accounts as may be reasonably necessary to maintain the Receivables Agent's interest in such assets, (B) execute a control agreement in form and substance reasonably necessary to maintain the Receivables Agent's perfected interest in the Collection Accounts and (C) perform all other actions reasonably requested by the Receivables Agent to maintain the Receivables Agent's perfected interest in the Collections or other proceeds of Purchased Property which may be deposited in such Collection Accounts.

          2.4. Access to and Use of Collateral.

          (a) At any time prior to the date on which the Collateral Trustee or the Bank Agent shall acquire title to, or possession and control of, any premises of PolyOne, the Bank Agent and the

Collateral Trustee hereby agrees that the Receivables Agent and the Purchasers, subject to any applicable restrictions in the Receivables Documents, may enter such premises (whether prior to, during or following any Enforcement by the Collateral Trustee, the Bank Agent or any Bank in respect of any Bank Collateral), whether leased or owned, at any time during reasonable business hours, without force or process of law and without obligation to pay rent or compensation to PolyOne, the Collateral Trustee, the Bank Agent or any Bank or any other Person, and may use any Bank Collateral constituting equipment located thereon and may have access to and use of all Records located thereon and may have access to and use of any other property to which such access and use are granted under the Receivables Documents, in each case provided that such use is for the purposes of enforcing the Purchasers' rights with respect to the Purchased Property. In order to facilitate the purposes of this Section 2.4, the Collateral Trustee and the Bank Agent hereby agrees that any mortgage of, assignment of, security interest in or lien upon any real property and interests in real property of PolyOne (whether leased or owned) and any of the Bank Collateral in favor of the Collateral Trustee, the Bank Agent or the Banks shall be subject to the Purchasers' rights of access and use described above.

          (b) In the event that the Collateral Trustee or the Bank Agent shall acquire title to, or possession and control of, any of the premises of PolyOne, whether through foreclosure, deed in lieu, or otherwise, the Collateral Trustee and the Bank Agent agrees that if Enforcement has occurred and is continuing and, as a result, the Receivables Agent or the Purchasers undertake to enforce their rights in the Purchased Property, such Collateral Trustee and the Bank Agent will, at the cost and reasonable expense of the Purchasers, cooperate with the Receivables Agent and the Purchasers in their efforts to assemble all of the Purchased Property located on such Bank Collateral and will permit the Receivables Agent and the Purchasers (at the cost, reasonable expense and liability of the Purchasers, including any current rent payable to lessors of leased Bank Collateral used or occupied by the Purchasers) to enter and use the Bank Collateral constituting equipment located thereon and may have access to and use of all Records located thereon and may have access to and use of any other property to which such access and use are granted under the Receivables Documents, in each case provided that such use is for the purposes of enforcing the Purchasers' rights with respect to the Purchased Property, within a reasonable time not to exceed 30 Business Days after the earlier to occur of (i) delivery by the Receivables Agent of notice to the Collateral Trustee of its election to utilize the Bank Collateral as set forth in this sentence (or in connection with the order of any court or other governmental authority requiring such utilization) or (ii) delivery by a Collateral Trustee or the Bank Agent of notice to the Receivables Agent that it has located a bona fide purchaser for all or any portion of the Bank Collateral.

          (c) If the Collateral Trustee or the Bank Agent shall locate a bona fide purchaser for any parcel of such Bank Collateral and/or all or a substantial part of the remaining Bank Collateral, as the case may be, at any location, such Collateral Trustee or the Bank Agent shall send a written notice to the Receivables Agent identifying the purchaser, the proposed sales price and the proposed closing date.

          (d) The Receivables Agent and Purchasers may, at their option, continue to occupy or use the Bank Collateral at any particular location for up to 30 days or such longer period of time agreed to by the Collateral Trustee or the Bank Agent; provided, however, that if such continued occupancy or use delays the proposed closing date for any sale, the Purchasers shall pay to the Collateral Trustee, as rent, an amount equal to 12% per annum (based on a 360-day year of 12 months) of the fair market value (determined by a firm (i) which does not, and whose directors, officers or affiliates do not, have a material financial interest in any of the parties hereto and (ii) which in the reasonable judgment of the Receivables Agent and the Collateral Trustee is otherwise independent and qualified to determine such value) of such Bank Collateral for the number of days that the proposed closing date is delayed.

          2.5. Notice of Defaults and Enforcements; Enforcement Actions.

          (a) The Bank Agent agrees to use reasonable efforts to give to the Receivables Agent copies of any notice sent to PolyOne or any Originator with respect to the occurrence or existence of any Event of Default or Enforcement under the Bank Documents, and the Receivables Agent agrees to use reasonable efforts to give to the Bank Agent copies of any notice sent to any Originator or PolyOne Funding with respect to the occurrence or existence of any Event of Termination or Enforcement under the Receivables Documents, in each case simultaneously with the sending of such notice to PolyOne, any Originator or PolyOne Funding as applicable; provided, however, that any failure to give such notice shall not create a cause of action against any party failing to give such notice or create any claim or right on behalf of any third party. In each of the above cases with respect to Events of Default under the Bank Agreement and Events of Termination under the Receivables Purchase Agreement only, the Agent receiving such notice shall have the right (but not the obligation) to cure the default which gave rise to the sending of such notice.

          (b) The parties hereto agree that after any Enforcement (i) subject to any applicable restrictions in the Receivables Documents or this Agreement, the Receivables Agent may, at its option and without the prior consent of any Originator, the Collateral Trustee, the Bank Agent or the other Banks, take any action to liquidate the Purchasers' investment in the Purchased Property and/or to foreclose or realize upon or enforce any of the Purchasers' rights with respect to the Purchased Property and (ii) subject to any applicable restrictions in the Bank Documents or this Agreement, the Collateral Trustee or the Bank Agent may, at its option and without the prior consent of the Purchasers, take any action to foreclose or realize or enforce any of its rights with respect to the Bank Collateral.

          2.6. Agency for Perfection; Turnover of Proceeds of Collateral.

          (a) Each of (i) PolyOne Funding, (ii) the Receivables Agent, and (iii) the Collateral Trustee and the Bank Agent, hereby appoints each of the others as agent for purposes of perfecting by possession its respective security interests and ownership interests and liens on the Purchased Property and the Bank Collateral (including, without limitation, the Bank Collateral described in Section 2.1(b)), as applicable, described hereunder.

          (b) In the event that any payment or distribution to the Receivables Agent (other than as permitted by the terms of the Bank Agreement) is made from any of the Bank Collateral upon or with respect to the PolyOne Funding Claim and/or Purchaser Claim or the Receivables Agent or any Purchaser obtains possession of any of the Bank Collateral prior to the time all of the Bank Claims shall have been paid in full in cash and all financing arrangements and commitments pursuant to the Bank Documents shall have been terminated, the Receivables Agent shall receive and hold the same in trust, for the benefit of the Collateral Trustee and the Banks and shall forthwith deliver the same to the Collateral Trustee in precisely the form received (except for the endorsement or assignment of the Receivables Agent where necessary) for application against the Bank Claims, whether due or not due, and, until so delivered, the same shall be held in trust by the Receivables Agent as the property of the Collateral Trustee, for itself and the Banks.

          (c) In the event that any payment or distribution to any Bank or the Collateral Trustee or the Bank Agent is made from any of the Purchased Property upon or with respect to any of the Bank Claims or the Collateral Trustee, the Bank Agent or any Bank obtains possession of any of the Purchased Property prior to the time all of the PolyOne Funding Claims and the Purchaser Claims shall have been paid in full in cash and all of the Receivables Documents shall have been terminated, such Bank, the Collateral Trustee or the Bank Agent, as the case may be, shall receive and hold the same, for the benefit of the Receivables Agent and the Purchasers and shall forthwith deliver the same to the Receivables Agent in precisely the form received (except for the endorsement or assignment of such Collateral Trustee, the Bank Agent and/or such Bank where necessary) for application against the

PolyOne Funding Claims and/or Purchaser Claims, whether due or not due, and, until so delivered, the same shall be held by such Collateral Trustee, the Bank Agent or such Bank as the property of the Receivables Agent, for itself and the Purchasers.

          2.7. Independent Investigations. Neither the Purchasers nor the Banks, nor any of their respective directors, officers, agents or employees, shall be responsible to the other or to any other Person, firm or corporation for the solvency, financial condition or ability of any Originator or PolyOne Funding to repay the PolyOne Funding Claims or the Bank Claims, or for the worth of the Purchased Property or the Bank Collateral, or for statements of any Originator or PolyOne Funding, oral or written, or for the validity, sufficiency or enforceability of the PolyOne Funding Claim, the Bank Claims, the Receivables Documents, the Bank Documents, the Purchasers' interest in the Purchased Property or the Banks' interest in the Bank Collateral. Each of the Banks and the Purchasers have entered into its respective financing agreements with the Originators and/or PolyOne Funding, as applicable, based upon its own independent investigation, and makes no warranty or representation to any of the others, nor does it rely upon any representation of any of the others with respect to matters identified or referred to in this Section 2.7.

          2.8. Limitation on Obligations and Liability of Parties to Each Other. Except as provided in this Agreement, no Collateral Trustee, nor the Bank Agent nor any Bank shall owe any duty or have any liability to the Receivables Agent or the Purchasers, and the Receivables Agent and the Purchasers shall owe no duties and have no liability to the Collateral Trustee, the Bank Agent or the Banks, except for liability arising from the gross negligence or willful misconduct of such party.

          2.9. Amendments to Financing Arrangements or to this Agreement. The Bank Agent agrees that it shall not, and shall not direct the Collateral Trustee to, amend any of the Bank Documents and the Receivables Agent agrees not to amend the Receivables Documents, in each case so as to materially adversely alter the rights and benefits intended hereunder to be enjoyed by the respective Agents, the Banks and the Purchasers. Each party hereto shall, upon request of any other party hereto, provide copies of all such modifications or amendments and copies of all other documentation relevant to the Purchased Property or the Bank Collateral. All modifications or amendments of this Agreement must be in writing and duly executed by an authorized officer of the Collateral Trustee, the Bank Agent and the Receivables Agent to be binding and enforceable.

          2.10. Authority. The Receivables Agent hereby represents and warrants that it has the authority to enter into this Agreement for and on behalf of the Purchasers as agent for the Purchasers. The Receivables Agent hereby agrees that the Collateral Trustee, the Bank Agent and the Banks shall be entitled to rely on the power and authority of the Receivables Agent to act on behalf of all of the Purchasers. Each of the Collateral Trustee and the Bank Agent hereby represents and warrants that it has the authority to enter into this Agreement for and on behalf of the Banks as trustee ( in the case of the Collateral Trustee) and as agent (in the case of the Bank Agent) for the Banks. The Bank Agent hereby agrees that the Receivables Agent and the Purchasers shall be entitled to rely on the power and authority of such Collateral Trustee and the Bank Agent to act on behalf of all of the Banks.

          2.11. Effect Upon Credit Documents and Receivables Documents. Each of PolyOne Funding and the Originators acknowledges that the provisions of this Agreement shall not give PolyOne Funding or any Originator any substantive rights as against the Collateral Trustee, the Bank Agent or the Banks or as against the Receivables Agent or the Purchasers and that nothing in this Agreement shall amend, modify, change or supersede the terms of (a) the Bank Documents as among the PolyOne Entities, the Collateral Trustee, the Bank Agent and the Banks, (ii) the Receivables Documents as among the Originators and PolyOne Funding, or (iii) the Receivables Documents as among PolyOne Funding, PolyOne, the Purchasers and the Receivables Agent. Notwithstanding the foregoing, each Agent hereby agrees, that, to the extent the terms and provisions of the Bank Documents or the Receivables Documents are inconsistent with the terms and provisions of this Agreement, the terms and provisions of this Agreement shall control.

          2.12. Further Assurances. Each Agent agrees to take such actions as may be reasonably requested by the other Agent, whether before, during or after an Enforcement, in order to give effect to the terms and provisions of this Agreement.

          2.13. Bankruptcy Petition and Substantive Consolidation.

          (a) Each party hereto hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding senior indebtedness of PolyOne Funding, it will not institute against, or join any other Person in instituting against, PolyOne Funding any Insolvency or Liquidation Proceedings under the laws of the United States or any state of the United States.

          (b) In the event of any Insolvency or Liquidation Proceedings under the laws of the United States or any state of the United States involving any Originator or any subsidiary or affiliate of any Originator (including, but not limited to, PolyOne Funding), each of the Collateral Trustee and the Bank Agent hereby covenants and agrees that it (i) will recognize the corporate separateness of PolyOne Funding from PolyOne and the other subsidiaries and affiliates of PolyOne and (ii) will not seek to consolidate PolyOne Funding (or the assets and liabilities of PolyOne Funding) with PolyOne or any subsidiary or affiliate of PolyOne.

          (c) Each of the Collateral Trustee and the Bank Agent (i) acknowledges and agrees that the Purchasers, PolyOne Funding and the Originators have entered into the Receivables Documents on the understanding that the Originators have irrevocably and absolutely conveyed to PolyOne Funding all of their right, title and interest in and to the Purchased Property and have retained no beneficial or equitable ownership interest therein and that PolyOne Funding has conveyed to the Purchasers an undivided ownership interest in all of the Purchased Property so conveyed, and (ii) covenants not to contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceedings), the absolute characterization of such conveyances as set forth above.

          (d) The foregoing clauses (b) and (c) shall not limit the rights of the Collateral Trustee, the Bank Agent and the Banks to file any claim or otherwise take any action with respect to the Bank Collateral in any Insolvency or Liquidation Proceedings that may be successfully instituted against PolyOne Funding by any Person other than a Collateral Trustee, the Bank Agent and the Banks.

          2.14. UCC Notices. In the event that any party hereto shall be required by the UCC or any other applicable law to give notice to any other party hereunder of intended disposition of Purchased Property or Bank Collateral, such notice shall be given in accordance with Section 4.1 and ten
(10) days' notice shall be deemed to be commercially reasonable.

          2.15. Marshalling of Assets. Nothing in this Agreement will be deemed to require any Agent (i) to proceed against certain property securing the Purchaser Claims or the Bank Claims, as applicable, prior to proceeding against other property securing such claim or (ii) to marshal the Purchased Property or Bank Collateral, as applicable, upon the enforcement of such Agent's remedies under the Receivables Documents or Bank Documents, as applicable.

                                  ARTICLE III.
                              WAIVER; OTHER ASSETS.

          3.1. Waiver.

          (a) The Receivables Agent hereby waives any and all rights to bring any action to contest the validity, legality, enforceability, perfection, priority or avoidability of any of the Bank Claims, any of the Bank Documents or any of the security interests and/or liens of the Collateral Trustee, the Bank Agent or any Bank in or on any of the Bank Collateral.

          (b) Each of the Collateral Trustee and the Bank Agent hereby waives any and all rights to bring any action to contest the validity, legality, enforceability, perfection, priority or avoidability of any of the PolyOne Funding Claims or Purchaser Claims, any of the Receivables Documents or any of the security interests and/or liens of the Receivables Agent in or on any of the Purchased Property.

          3.2. Subordinated Notes. Neither the Collateral Trustee, nor the Bank Agent nor any Bank shall at any time take any pledge, assignment, or other transfer of any Subordinated Note.

                                   ARTICLE IV.
                                 MISCELLANEOUS.

          4.1. Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telecommunications and communication by facsimile copy) and mailed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto; provided, however, that all notices to the Banks may be sent to the Bank Agent for distribution to the Banks in accordance with the provisions of the Bank Documents and that all notices to the Purchasers may be sent to the Receivables Agent for distribution to the Purchasers in accordance with the provisions of the Receivables Documents. All such notices and communications shall be effective upon receipt, or, in the case of notice by mail, five days after being deposited in the mails, postage prepaid, or in the case of notice by facsimile copy, when verbal confirmation of receipt is obtained, in each case addressed as aforesaid.

          4.2. Agreement Absolute.

          (a) Each of the Purchasers and the Receivables Agent shall be deemed to have entered into the Receivables Purchase Agreement in express reliance upon this Agreement and to have agreed to the waiver contained in Article III above in express reliance upon each of the other terms and provisions set forth in this Agreement (including, without limitation, the provisions of Section 2.13 hereof) and the Bank Agent and the Beneficiaries shall be deemed to have entered into the Bank Agreement in express reliance upon this Agreement.

          (b) This Agreement shall be and remain absolute and unconditional under any and all circumstances, and no acts or omissions on the part of any party to this Agreement shall affect or impair the agreement of any party to this Agreement, unless otherwise agreed to in writing by the Collateral Trustee, the Bank Agent and the Receivables Agent.

          (c) This Agreement shall be applicable both before and after the filing of any petition by or against any Originator or PolyOne Funding under the Bankruptcy Code and all references herein to an Originator or PolyOne Funding shall be deemed to apply to a debtor-in-possession for such party and all allocations of payments between the Collateral Trustee, the Bank Agent and the Banks and the Receivables Agent and the Purchasers shall, subject to any court order to the contrary, continue to be made after the filing of such petition on the same basis that the payments were to be applied prior to the date of the petition.

          4.3. Additional Grantors. If any Subsidiary of PolyOne becomes an "Originator" as defined in and under the Receivables Sale Agreement, PolyOne shall cause any such Subsidiary to become a party hereto, and such Subsidiary shall execute and deliver to the Agents a Joinder Agreement in the form of Exhibit A hereto and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a party hereto on the date hereof.

          4.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. The successors and assigns for any Originator and/or PolyOne Funding shall include a debtor-in-possession or trustee of or for such party. The successors and assigns for the Agents shall include any successor Agent appointed under the terms of the Bank Documents or the Receivables Documents, as applicable. Each Agent, each Bank and each Purchaser agrees not to transfer any interest it may have in the Bank Documents or the Receivables Documents unless such transferee has been notified of the existence of this Agreement and has agreed to be bound hereby.

          4.5. Capacity. The parties hereto agree that the Collateral Trustee is acting hereunder solely in its capacity as collateral trustee under the Collateral Trust Agreement and not in its individual capacity.

          4.6. Third-Party Beneficiaries. The terms and provisions of this Agreement shall be for the sole benefit of the Agents, the Purchasers and the Banks and their respective successors and assigns and no other Person shall have any right, benefit, or priority by reason of this Agreement.

          4.7. Governing Law. This agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York.

          4.8. Jurisdiction.

          (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto hereby agrees that service of process in any such action or proceeding may be effected by mailing a summons and complaint to it at its address as specified hereto in Section 4.1 by registered mail, return receipt requested, or in any other manner permitted by applicable law. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any other jurisdiction.

          (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          4.9. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY PARTY HERETO PURSUANT TO THIS AGREEMENT OR ANY RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

          4.10. Section Titles. The article and section headings contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          4.11. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          4.12. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                            [signature page follows]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       CITICORP USA, INC.,
                                       as Receivables Agent


                                       By:
                                           -------------------------------------
                                       Name: David Jaffe
                                       Title:
                                              ----------------------------------
                                       Address: 388 Greenwich Street
                                                19th Floor
                                                New York, New York 10013
                                       Attention: David Jaffe
                                       Facsimile: (212) 816-2613

                                       CITICORP USA, INC.,
                                       as Bank Agent


                                       By:
                                           -------------------------------------
                                       Name: Daniel Gouger
                                       Title:
                                              ----------------------------------
                                       Address: 388 Greenwich Street
                                                21st Floor
                                                New York, New York 10013
                                       Attention: Daniel Gouger
                                       Facsimile: (212) 816-8546

                                       U.S. BANK TRUST NATIONAL ASSOCIATION,
                                       not in its individual capacity but solely as Collateral Trustee


                                       By:
                                           -------------------------------------
                                       Name: Angelita L. Pena
                                       Title: Account Manager
                                       Address: 100 Wall Street
                                                Suite 1600
                                                New York, New York 10005
                                       Facsimile: (212) 361-6172

                                       POLYONE CORPORATION


                                       By:
                                           -------------------------------------
                                       Name: John Rastetter
                                       Title: Treasurer
                                       Address: 33587 Walker Road
                                                Avon Lake, Ohio 44012
                                       Attention: Treasurer
                                       Facsimile: (216) 589-4280

                                       POLYONE FUNDING CORPORATION


                                       By:
                                           -------------------------------------
                                       Name: John Rastetter
                                       Title: President
                                       Address: 33587 Walker Road
                                                Avon Lake, Ohio 44012
                                       Attention: Treasurer
                                       Facsimile: (216) 589-4280

                                                                       EXHIBIT A

                            FORM OF JOINDER AGREEMENT

          This JOINDER AGREEMENT, dated as of _________ __, 20__, is delivered pursuant to Section 4.3 of the AMENDED AND RESTATED INTERCREDITOR AGREEMENT made as of June 6, 2006 among CITICORP USA, INC., as Receivables Agent (as defined therein), CITICORP USA, INC., as Bank Agent (as defined therein), U.S. BANK TRUST NATIONAL ASSOCIATION, as Collateral Trustee (as defined therein), POLYONE CORPORATION, an Ohio corporation ("PolyOne"), and POLYONE FUNDING CORPORATION, a Delaware corporation ("PolyOne Funding") and each of the PolyOne Entities that becomes a party thereto pursuant to Section 4.3 (the "Intercreditor Agreement"). Capitalized terms used herein but not defined herein are used with the meanings given them in the Intercreditor Agreement.

          By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 4.3 of the Intercreditor Agreement, hereby becomes a party to the Intercreditor Agreement with the same force and effect as if originally named as a party thereto and, without limiting the generality of the foregoing, hereby consents and agrees to the terms of the Intercreditor Agreement and expressly assumes all obligations and liabilities of an Originator thereunder.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

                                       [ADDITIONAL ORIGINATOR]


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


ACKNOWLEDGED AND AGREED
as of the date first above written:

CITICORP USA, INC.,
as Bank Agent


By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------


CITICORP USA, INC.,
as Receivables Agent


By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------

U.S. BANK TRUST NATIONAL ASSOCIATION,
not in its individual capacity
but solely as Collateral Trustee


By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------
Address:
         ---------------------------

         ---------------------------
Facsimile:
           -------------------------

                                      A-2